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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of Earliest Event Reported):    May 14, 2007

                              CITRIX SYSTEMS, INC.

             (Exact name of Registrant as specified in its Charter)

           Delaware                      0-27084                 75-2275152
(State or other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                           851 West Cypress Creek Road
                         Fort Lauderdale, Florida 33309
               (Address of Principal Executive Offices) (Zip Code)

                            Telephone: (954) 267-3000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)
                         ------------------------------
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                    Section 3--Securities and Trading Markets

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Citrix Systems, Inc. (the "Company") announced that, as expected, it received on May 14, 2007, an additional Nasdaq Staff Determination notice stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14), which requires timely filing of periodic reports with Nasdaq for continued listing. As anticipated, the letter was issued in accordance with Nasdaq's procedures as a result of the delayed filing of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

As previously disclosed, Nasdaq initially informed the Company on March 15, 2007 that its securities would be delisted due to the Company's delay in filing its Annual Report on Form 10-K for the year ended December 31, 2006 unless the Company requested a hearing in accordance with applicable Nasdaq Marketplace Rules. The Company subsequently requested and was granted a hearing before the Nasdaq Listing Qualifications Panel and presented a plan for compliance with Nasdaq's listing requirements. The Company is awaiting the Panel's decision and intends to supplement its pending request to address the delayed filing of the first quarter Form 10-Q. Pending a decision by the Nasdaq Listing Qualifications Panel, the Company's shares will continue to be listed on the Nasdaq Global Select Market. There can be no assurance that the Nasdaq Listing Qualifications Panel will grant the Company's request for continued listing.

As previously disclosed, the Company is in the process of completing its voluntary, independent review of its historical stock option granting practices and related accounting. The Company intends to file its annual and quarterly reports as soon as practicable after completion of that review.



                            Section 7--Regulation FD

Item 7.01         Regulation FD Disclosure.

Citrix issued a press release on May 14, 2007, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this item of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.


                  Section 9--Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

     (d) Exhibits


Exhibit No.     Description
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Exhibit 99.1    Press release dated May 14, 2007 of Citrix Systems, Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Citrix Systems, Inc.


Dated:  May 14, 2007                     By:  /s/ David J. Henshall
                                            ------------------------------------
                                              Name: David J. Henshall
                                              Title: Senior Vice President and
                                                     Chief Financial Officer



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                                  Exhibit Index

Exhibit No.     Description
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Exhibit 99.1    Press release dated May 14, 2007 of Citrix Systems, Inc.